Exhibit 99.1

CalAmp Announces Completion of Strategic Financing with Lynrock Lake

The company reports closing a $45 million term loan in support of its business transformation

IRVINE, CA, December 18, 2023 – CalAmp (Nasdaq: CAMP), a connected intelligence company helping people and organizations improve operational performance with telematics solutions, today announced the closing of a $45 million strategic financing with Lynrock Lake Master Fund LP (“Lynrock”) in the form of a term loan maturing in November 2027. Lynrock is an existing holder of a large majority of CalAmp’s 2.00% Convertible Senior Notes maturing in August 2025 (the “Notes”). In connection with the execution of the term loan agreement, CalAmp is amending the Notes to add a security interest.

“As a long-standing investor in CalAmp, we are pleased to provide the company with additional financial flexibility to enhance its strategic positioning as it engages with new and existing customers, partners and suppliers,” said Cynthia Paul, Chief Investment Officer of Lynrock Lake LP.

“We appreciate Lynrock’s ongoing support of CalAmp’s strategy. This additional capital enhances our ability to drive our business transformation while delivering world-class telematics solutions to our customers and partners,” said Jason Cohenour, Interim CEO of CalAmp.

During CalAmp’s FY24 Q2 earnings conference call on October 5, 2023, CalAmp indicated that it expected revenues and EBITDA for FY24 Q3 to be down slightly from FY24 Q2 levels. CalAmp now expects:

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FY24 Q3 revenues will be in the $51 million to $53 million range
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FY24 Q3 ending cash will be approximately $38 million

“During Q3, we continued to experience revenue headwinds, particularly in our TSP market segment. We continue to work closely with our TSP customers as they rebalance inventory levels and respond to competitive pressure. In response to these challenges, we recently implemented initiatives to refocus our strategy and reduce costs in order to strengthen our financial performance in the coming quarters,” continued Mr. Cohenour.

Initiatives launched in FY24 Q3 include:

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Cost Reduction Program: Intended to significantly reduce our breakeven point and to drive leverage in our business.
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Strategic Realignment: To focus resources around our core business segments, bolster customer confidence, and return to growth.

“Despite recent headwinds, CalAmp remains excited and optimistic about the future. The CalAmp team, with Lynrock’s support, is confident that the strategic actions we are taking will position the company for long-term success and value creation,” said Mr. Cohenour.

CalAmp will announce its fiscal 2024 third quarter financial results in early January and will provide additional details at that time.

About CalAmp

CalAmp (Nasdaq: CAMP) provides flexible solutions to help organizations worldwide monitor, track and protect their vital assets. Our unique device-enabled software and cloud platform enables commercial and government organizations worldwide to improve efficiency, safety, visibility and compliance while accommodating the unique ways they do business. With over 10 million active edge devices and 275+ approved or pending patents, CalAmp is the telematics leader organizations turn to for innovation and dependability. For more information, visit calamp.com, or LinkedIn, Twitter, YouTube or CalAmp Blog.

CalAmp, LoJack, TRACKER, Here Comes The Bus, Bus Guardian, CalAmp Vision, CrashBoxx and associated logos are among the trademarks of CalAmp and/or its affiliates in the United States, certain other countries and/or the EU. Spireon acquired the LoJack® U.S. Stolen Vehicle Recovery (SVR) business from CalAmp and holds an exclusive license to the

LoJack mark in the United States and Canada. Any other trademarks or trade names mentioned are the property of their respective owners.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii) our competitive position and opportunities, (iii) our comprehensive review of strategic alternatives focused on enhancing shareholder value, and (iv) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict”, “project”, “aim”, “goal”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside of our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; the outcome of our comprehensive review of strategic alternatives, including the availability of any strategic alternatives that are worthwhile to pursue; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the recent coronavirus (COVID-19) pandemic; global component shortages due to supply chain constraints, such as those caused by the COVID-19 pandemic; disruptions in sales, operations, relationships with customers, suppliers, employees; our ability to successfully and timely accomplish our transformation to a SaaS solutions provider; our transition out of the automotive vehicle financing business; competitive pressures; pricing declines; demand for our telematics products; rates of growth in our target markets; prolonged disruptions of our contract manufacturers’ facilities or other significant operations; force majeure or force-majeure-like events at our contract manufacturers’ facilities including component shortages; the ongoing diversification of our global supply chain; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to improve gross margin; cost-containment measures; legislative, trade, tariff, and regulatory actions; integration, unexpected charges or expenses in connection with acquisitions; the impact of legal proceedings and compliance risks; the impact on our business and reputation from information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; the ability of the Company to comply with laws and regulations regarding data protection; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. More information on these risks and other potential factors that could affect our financial results is included in our filings with the U.S. Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which you may obtain for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, which speak as of their respective dates except as required by law.

CalAmp Investor Contact:	CalAmp Media Contact:
Jikun Kim	Mark Gaydos
SVP & CFO	Chief Marketing & Product Officer
ir@calamp.com	Mgaydos@calamp.com